UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Oregon	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of the Company held on January 5, 2018, five proposals were voted upon by the Company’s shareholders. A brief discussion of each proposal voted upon at the Annual Meeting and the number of votes cast for, against, withheld, abstentions and broker non-votes to each proposal are set forth below.

A vote was taken at the Annual Meeting for the election of five directors of the Company, in the case of Messrs. Furman and Swindells and Ms. Williams to hold office until the Annual Meeting of Shareholders to be held in 2021 and in the case of Ms. Felton and Mr. Starling to hold office until the Annual Meeting of Shareholders to be held in 2020, and in each case until their successors are elected and qualified. The aggregate numbers of shares of Common Stock voted in person or by proxy for each nominee were as follows:

Nominee	Votes for Election	Votes Withheld	Votes Abstained	Broker Non- Votes
William A. Furman	21,213,839	463,630	—	4,837,780
Charles J. Swindells	20,918,402	759,067	—	4,837,780
Kelly M. Williams	21,488,270	189,199	—	4,837,780
Wanda F. Felton	21,487,765	189,704	—	4,837,780
David L. Starling	21,188,905	488,564	—	4,837,780

A vote was taken at the Annual Meeting to approve amendments to the Company’s 2014 Amended and Restated Stock Incentive Plan to increase the total number of shares of the Company’s Common Stock available for issuance and increase the annual director stock compensation under the plan in the form of a 2017 Amended and Restated Stock Incentive Plan. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
19,895,851	1,615,327	166,291	4,837,780

A vote was taken at the Annual Meeting to approve a non-binding advisory resolution regarding the 2017 compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
20,668,809	819,970	188,690	4,837,780

A vote was taken at the Annual Meeting to advise on the frequency of non-binding advisory resolutions regarding the compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock that were voted in person or by proxy for one, two, or three years, that abstained from voting, or that were broker non-votes were as follows:

Votes for Every Year	Votes for Every Two Years	Votes for Every Three Years	Votes Abstained	Broker Non- Votes
18,623,977	111,739	2,777,859	163,894	4,837,780

Based on the results of the vote, and consistent with the Board’s recommendation, the Company will hold a nonbinding advisory vote on the compensation of the Company’s named executive officers every year until the next required non-binding advisory vote on the frequency of such votes, which will occur no later than the Company’s Annual Meeting in 2024.

A vote was taken at the Annual Meeting on the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending August 31, 2018. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the ratification, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
26,280,284	82,248	152,717	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 9, 2018	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel and Chief Compliance Officer

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